UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2022

Digerati Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15687	74-2849995
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

8023 Vantage Dr., Suite 660, San Antonio, TX	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 614-7240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Promissory Note

On January 24, 2023, Digerati Technologies, Inc. (the “Company”), issued two unsecured convertible promissory notes (the “Convertible Notes”) to two accredited investors (the “January Investors”). The closing of the transactions took place on January 25 and January 26, 2023.

Each January Investor lent $600,000 to the Company for total gross proceeds of $1.2 million. Each Convertible Note has a principal amount of $660,000, a ten percent (10%) per annum interest rate and mature on May 24, 2023 (such date, the “Convertible Note Maturity Date”). The Company is obligated to make monthly interest only payments and is obligated to pay the principal amount plus any accrued interest on the Convertible Note Maturity Date. The Company can, at its option, prepay the amount the Company owes pursuant to the Convertible Notes without a penalty.

The Convertible Note Maturity Date can be extended for up to four (4) additional thirty (30) day periods at the option of the Company in consideration for the issuance to each January Investor of 165,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for each thirty (30) day extension period.

The Company issued 660,000 shares of Common Stock to each of the January Investors. These 1.32 million shares of Common Stock (the “Convertible Notes Commitment Shares”) were issued as additional consideration for the purchase of the Convertible Notes.

While the Company intends to repay the Convertible Notes in full in conjunction with the closing of the Merger (as defined in this paragraph), the January Investors will have the right to convert all or any portion of the principal amount the Company owes pursuant to the Convertible Notes into shares of Common Stock at any time on or following the earlier of (i) one hundred twenty (120) calendar days after each Convertible Note was funded or (ii) sixty (60) calendar days after the closing of the contemplated merger (the “Merger”) of MEOA Merger Sub, Inc., a wholly owned subsidiary of Minority Equality Opportunities Acquisition Inc. (“MEOA”), with and into the Company, with the Company as the surviving company in the merger and, after giving effect to such merger, the Company being a wholly-owned subsidiary of MEOA.

When the Convertible Notes are convertible, the conversion price will be $0.10 per share, subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the amount of Common Stock shares outstanding.

The total amount of shares of Common Stock issuable pursuant to the conversion of the Convertible Notes is equal to 13.2 million shares (the “Convertible Notes Conversion Shares”).

The Convertible Notes are a short-term debt obligation that is material to the Company.

The foregoing summary of the Convertible Notes contains only a brief description of the material terms of such documents and such description is qualified in its entirety by reference to the full text of the form of Convertible Note, filed herewith as Exhibit 4.1 which is incorporated by reference herein.

Securities Purchase Agreement and Promissory Note

In December 2022, the Company entered into securities purchase agreements (the “SPAs”) with a total of three (3) accredited investors (the “December Investors”). The closing of the third of these transactions took place on December 29, 2022. With the largest of these three transaction consisting of a loan in the principal amount of $188,235, each individual transaction was not material to the Company. The combined amount owed pursuant to these three loans, however, is material to the Company.

Pursuant to the SPAs, the December Investors purchased, and the Company issued, unsecured promissory notes (the “Notes”) in the aggregate principal amount totaling approximately $482,354 (the “Principal Amount”) with an original issue discount totaling approximately $72,354. The gross proceeds the Company received prior to payment of transaction expenses was $410,000. Each Note’s Maturity Date is twelve (12) months after issuance (the “Maturity Dates”). The Notes have a ten percent (10%) per annum interest rate. The Notes requires the Company to make total amortization payments to the Investors of approximately: (a) $58,000 in March 2023; (b) $87,000 in June 2023; and (c) $116,000 in September 2023. On the Maturity Dates, the Company will be required to make amortization payments to the December Investors consisting of all remaining amounts owed under the Notes. Moody Capital Solutions, Inc. served as placement agent for the Notes transactions. The SPAs contain customary representations and warranties and contains agreements and covenants including, without limitation, a prohibition on variable rate transactions and the Company granting the December Investors a right of participation in future financings and most-favored nation status. The variable rate transactions prohibition and right of participation and most favored nation provisions are all applicable for the life of the Notes.

While the Company intends to repay the Notes in full in conjunction with the closing of the Merger, the December Investors will have the right to convert all or any portion of the amount the Company owes pursuant to the Note into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) at any time on or following the earlier of (i) four (4) months after the issuance date of the Notes or (ii) sixty (60) calendar days after the closing of the Merger. The December Investors will not convert the Notes if such conversion would result in a December Investor together with such December Investor’s affiliates and any other persons acting as a group together with such December Investor or any of such December Investor’s affiliates beneficially owning more than 4.99% of the shares of Common Stock then outstanding. The shares of Common Stock issuable upon conversion of the Notes are referred to herein as the “Notes Conversion Shares.”

When the Notes are convertible, the conversion price will be $0.0956 per share (the “Conversion Price”), subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the amount of Common Stock shares outstanding. The Note contains a dilutive issuance provision such that the Conversion Price is subject to a downward adjustment if the Company issues securities with an effective purchase price lower than the conversion price then in effect. The total amount of Notes Conversion Shares, based on the Principal Amount alone, is 5,045,544 shares.

The Company shall at all times reserve a certain amount of shares of common with regard to the shares issuable upon conversion of the Notes (the “Reserved Amount”). Not maintaining the Reserved Amount is an event of default under the Notes.

The Company can, at its option, prepay the amount the Company owes pursuant to the Notes without a penalty. Subject to the date limitations for conversion, each December Investor is allowed to convert its Note into Notes Conversion Shares for a period of seven (7) trading days following the Company submitting a prepayment notice to such December Investor.

The December Investors can require the Company to repay all or any portion the amount the Company owes pursuant to the Notes via a payment of up to fifty percent (50%) of all cash proceeds the Company receives from the issuance of equity or debt, the conversion of outstanding warrants, or the sale of assets. Regarding any cash proceeds the Company receives at the closing of the Merger, the December Investors can require the Company to repay all or any portion the amount the Company owes pursuant to the Notes via a payment of up to the greater of (i) $1,000,000.00 or (ii) 20% of such proceeds.

The Notes contains covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC and increases in the amount of the principal and interest rates under the Notes in the event of such defaults.

Notes Commitment Shares and Warrant

In connection with the purchase of the Notes and pursuant to the SPAs, the Company issued a total of (i) 606,907 shares of Common Stock to the Investor (the “Notes Commitment Shares”) and (ii) warrants to the December Investors to purchase up to 3,034,535 shares of Common Stock (the “Warrants”). The Warrants can be exercised for five (5) years from the date of issuance, have an exercise price of $0.1195 (the “Exercise Price”), under a cash or cashless exercise provision at the option of the December Investors. The Exercise Price and the amount of warrant shares is subject to adjustment for any stock dividend, stock split, stock combination or other similar transaction that proportionately decreases or increases the amount of Common Stock shares outstanding. If the Company does not make the Notes amortization payments, the Exercise Price could be subject to a downward adjustment pursuant to dilutive issuance provision in the Warrants that is similar to the one provided for in the Notes. Each December Investor will not exercise its Warrant if such exercise would result in such December Investor together with such December Investor’s affiliates and any other persons acting as a group together with such December Investor or any of such December Investor’s affiliates beneficially owning more than 4.99% of the shares of Common Stock then outstanding.

The Company can force the exercise of the Warrants if, among other requirements, (i) the VWAP (as defined in the Warrants) of the Common Stock during each of the ten (10) trading days prior to the date on which the Company will deliver shares to the December Investors pursuant to the forced exercise (the “Forced Exercise Shares”) equals or exceed 250% of the Exercise Price and (ii) the trading volume of the Common Stock equals or exceeds the Forced Exercise Share amount during each of the ten (10) trading days prior to the date of delivery of such shares.

Registration Rights Agreement

In connection with the signing of the SPAs and the issuance of the Notes and Warrants, the Company and the December Investors entered into Registration Rights Agreements (the “RRAs”) with regard to the Notes Commitment Shares, the Notes Conversion Shares, and the shares of Common Stock issuable pursuant to the exercise of the Warrants (the “Warrant Shares” and, together with the Notes Commitment Shares and the Notes Conversion Shares, the “Registrable Securities”). Pursuant to the RRA, the Company is obligated to file a registration statement with the Securities and Exchange Commission to register the Registrable Securities under the Securities Act of 1933, as amended (the “Securities Act”) for resale by the December Investors. The RRA’s deadline to file the resale registration statement is within one hundred fifty (150) days of the date of the SPAs with the effectiveness deadline being within one hundred eighty (180) days of the date of the SPAs. Failure to meet these deadlines constitutes an event of default under the Notes.

The foregoing summary of the SPAs, the Notes, the Warrants, and the RRAs contains only a brief description of the material terms of each such document and such description is qualified in its entirety by reference to the full text of the form of SPA, the form of Note, the form of Warrant, and the form of RRA, filed herewith as Exhibits 10.1, 4.2, 4.3, and 10.2, respectively, and each such document is incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information regarding the Convertible Notes and Notes set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information regarding the Convertible Notes, the Notes, the Warrants, the Convertible Notes Commitment Shares, the Convertible Notes Conversion Shares, and the Registrable Securities set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The already issued Convertible Notes, Notes, Warrants, Convertible Notes Commitment Shares, and Notes Commitment Shares and the to be issued Convertible Notes Conversion Shares, Notes Conversion Shares, and the Warrant Shares were not registered under the Securities Act, but, as the case may be, qualified, or will qualify, for exemption under Section 4(a)(2) of the Securities Act. The securities, as the case may be, were, or will be, exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company as the case may be, did not, or will not, involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction and manner of the offering. The Company did not undertake an offering in which it sold securities to a high number of investors. In addition, each of the January Investors and December Investors had the necessary investment intent as required by Section 4(a)(2) since each of the January Investors and December Investors agreed to, and as the case may be, received or will receive, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities, as the case may be, would not or will not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, Digerati’s expectations with respect to the proposed business combination between MEOA and Digerati and the intention of Digerati to repay the Note in full in conjunction with the closing of the proposed business combination. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Digerati’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction between Digerati and MEOA may not be completed in a timely manner or at all, which may adversely affect the price of the securities of MEOA and Digerati, (ii) the risk that the transaction may not be completed by MEOA’s business combination deadline, even if extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of MEOA and Digerati, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the business combination, (vi) the effect of the announcement or pendency of the transaction on Digerati’s business relationships, performance, and business generally, (vii) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the business combination, (ix) the outcome of any legal proceedings that may be instituted against Digerati or MEOA following the announcement of the proposed business combination, (x) the ability to maintain the listing of MEOA’s securities on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xiii) other risks and uncertainties indicated in the filings that are made from time to time with the Securities and Exchange Commission by MEOA and Digerati (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Digerati assumes no obligation, and does not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Convertible Promissory Note issued by Digerati Technologies, Inc. to the January Investors, dated January 24, 2023
4.2	Form of Promissory Note issued by Digerati Technologies, Inc. to the December Investors, issued in December 2022
4.3	Form of Warrant to Purchase Shares of Common Stock, issued in December 2022
10.1	Form of Securities Purchase Agreement by and between Digerati Technologies, Inc. and the December Investors, signed in December 2022
10.2	Form of Registration Rights Agreement by and between Digerati Technologies, Inc. and the December Investors, signed in December 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023	Digerati Technologies, Inc.

	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.,
Chief Financial Officer

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